January 23, 2017                                        Exhibit 99.1
Park National Corporation reports financial results
for fourth quarter and full year 2016
Board appoints Miller as executive vice president
NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the fourth quarter and the year ended 2016 (three and twelve months ended December 31, 2016). Park’s Chief Accounting Officer Matthew R. Miller was named executive vice president of Park and its community banking subsidiary The Park National Bank, effective April 1, 2017. Vice President Kelly A. Edds was appointed to assume the chief accounting officer role on the same date.
Park’s board of directors declared a quarterly cash dividend of $0.94 per common share, payable on March 10, 2017 to common shareholders of record as of February 17, 2017. The board also approved a share repurchase program authorizing Park to repurchase up to 500,000 of Park’s common shares.
“We ended 2016 as we hoped, increasing loans, deposits, assets under management and net income over 2015,” said Park Chief Executive Officer David L. Trautman. “We are grateful to our associates for another excellent year, and we look forward to finding new ways to serve our clients and communities in 2017.”
Park reported $20.0 million in net income for the fourth quarter of 2016, a 4.2 percent decrease from $20.9 million for the same period in 2015. Net income per diluted common share for the fourth quarter of 2016 was $1.30, compared to $1.36 in the fourth quarter of 2015.
Park’s net income for the 2016 year was $86.1 million, a 6.3 percent increase over $81.0 million for the 2015 year. Net income per diluted common share for the 2016 year was $5.59, compared to $5.26 for the 2015 year.
Park's community-banking subsidiary, The Park National Bank, reported net income of $16.1 million for the fourth quarter of 2016, compared to $23.1 million for the fourth quarter of 2015. The bank’s 2016 net income was $84.5 million, compared to $84.3 million for 2015. The bank had total assets of $7.4 billion at December 31, 2016, rising from $7.2 billion at December 31, 2015.
In 2016, the bank grew consumer loans by $152.5 million (15.6 percent) and commercial loans by $82.2 million (3.2 percent). Total loans for the bank were $5.23 billion at December 31, 2016, a $205.8 million (4.1 percent) increase over $5.03 billion at December 31, 2015.
The board of directors appointed Matthew R. Miller to serve as executive vice president, effective April 1, 2017. Miller joined Park in 2009. In his current role as a senior vice president and chief accounting officer, he is involved in Park’s financial performance, overall growth and ongoing community support. As executive vice president, Miller will provide additional focus on strategic opportunities, such as merger and acquisition options, specific business initiatives, and enhancing relationships throughout Park’s communities and industry.
“Matt exemplifies the best attributes of a Park National banker,” Trautman said. “He welcomes responsibility and the opportunity to serve others. He is humble and dedicated to helping his colleagues, our clients and our communities thrive.”
Miller began his financial career at Deloitte & Touche, LLP after graduating summa cum laude from the University of Akron. He is a graduate of the Ohio Bankers League Bank Leadership Institute. He has completed the Chicago Booth Executive Education program in Strategic Business Leadership, as well as the Licking County Chamber of Commerce Community

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Leadership Program. Miller is a member of the Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants. He is vice-chair of the Next Generation Advisory Board for the Ohio Bankers League, and has been part of that board since 2014.
Miller has extensive experience in community leadership, serving currently as president of the Licking County YMCA board (board member since 2009) and chair of the annual giving committee for The Works. He is a member of the development councils for The Works and Licking Memorial Hospital, respectively. He is a member of the Granville chapter of Rotary International. Previously, he served as a board member for Big Brothers and Big Sisters of Licking and Perry Counties, and as campaign chair for the United Way of Licking County. He also has led the event and finance committees for The Works HATSOFF! event.
Kelly A. Edds will become chief accounting officer for Park on April 1, 2017. She joined Park in 2010 and currently serves as a vice president and financial reporting manager in the accounting department. Prior to Park, she worked six years at Deloitte & Touche, LLP in Columbus, Ohio. She earned bachelor’s degrees from Ohio University in accounting and management information systems. Edds has served as board treasurer for Pathways of Central Ohio since 2013. She was a campaign ambassador twice for United Way of Licking County and has been a planning committee member for Licking County’s Relay for Life event.
About Park National Corporation:
Headquartered in Newark, Ohio, Park National Corporation had $7.5 billion in total assets (as of December 31, 2016). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, bank products and services, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the OCC, the FDIC, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012, the JOBS Act, the FAST Act and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve Board; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the United Kingdom's exit from the European Union and its consequences; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, terrorist activities or international hostilities on the economy and financial markets generally or on us or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2015. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2016, September 30, 2016, and December 31, 2015

	2016	2016	2015	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '16	4Q '15
INCOME STATEMENT:
Net interest income	$62,249	$58,533	$57,867	6.3%	7.6%
Recovery of loan losses	(1,282)	(7,366)	(658)	N.M.	N.M.
Other income	22,071	20,535	19,296	7.5%	14.4%
Other expense	57,062	46,756	48,798	22.0%	16.9%
Income before income taxes	$28,540	$39,678	$29,023	(28.1)%	(1.7)%
Income taxes	8,538	12,229	8,134	(30.2)%	5.0%
Net income	$20,002	$27,449	$20,889	(27.1)%	(4.2)%

MARKET DATA:
Earnings per common share - basic (b)	$1.30	$1.79	$1.36	(27.4)%	(4.4)%
Earnings per common share - diluted (b)	1.30	1.78	1.36	(27.0)%	(4.4)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	48.38	48.99	46.53	(1.2)%	4.0%
Market price per common share at period end	119.66	96.00	90.48	24.6%	32.3%
Market capitalization at period end	1,835,670	1,471,755	1,387,132	24.7%	32.3%

Weighted average common shares - basic (a)	15,337,806	15,330,791	15,345,986	—%	(0.1)%
Weighted average common shares - diluted (a)	15,415,132	15,399,707	15,384,451	0.1%	0.2%
Common shares outstanding at period end	15,340,718	15,330,781	15,330,815	0.1%	0.1%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.07%	1.46%	1.13%	(26.7)%	(5.3)%
Return on average equity (a)(b)	10.62%	14.67%	11.56%	(27.6)%	(8.1)%
Yield on loans	4.87%	4.66%	4.63%	4.5%	5.2%
Yield on investments	2.29%	2.25%	2.38%	1.8%	(3.8)%
Yield on money markets	0.53%	0.52%	0.27%	1.9%	96.3%
Yield on earning assets	4.23%	3.99%	3.96%	6.0%	6.8%
Cost of interest bearing deposits	0.34%	0.32%	0.29%	6.3%	17.2%
Cost of borrowings	2.40%	2.49%	2.34%	(3.6)%	2.6%
Cost of paying liabilities	0.74%	0.74%	0.71%	—%	4.2%
Net interest margin (g)	3.68%	3.42%	3.41%	7.6%	7.9%
Efficiency ratio (g)	67.04%	58.67%	62.98%	14.3%	6.4%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.08%	1.48%	1.14%	(27.0)%	(5.3)%
Annualized return on average tangible equity (a)(b)(c)	11.76%	16.24%	12.86%	(27.6)%	(8.6)%
Tangible book value per share (d)	$43.67	$44.27	$41.81	(1.4)%	4.4%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended December 31, 2016, September 30, 2016, and December 31, 2015

				Percent change vs.
BALANCE SHEET:	December 31, 2016	September 30, 2016	December 31, 2015	3Q '16	4Q '15

Investment securities	$1,579,783	$1,478,255	$1,643,879	6.9%	(3.9)%
Loans	5,271,857	5,187,004	5,068,085	1.6%	4.0%
Allowance for loan losses	50,624	53,562	56,494	(5.5)%	(10.4)%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	13,926	14,941	18,651	(6.8)%	(25.3)%
Total assets	7,467,586	7,364,092	7,311,354	1.4%	2.1%
Total deposits	5,521,956	5,519,659	5,347,642	—%	3.3%
Borrowings	1,134,076	1,005,937	1,177,347	12.7%	(3.7)%
Shareholders' equity	742,240	751,063	713,355	(1.2)%	4.0%
Tangible equity (d)	669,906	678,729	641,021	(1.3)%	4.5%
Nonperforming loans	108,083	116,864	122,787	(7.5)%	(12.0)%
Nonperforming assets	122,009	131,805	141,438	(7.4)%	(13.7)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	70.60%	70.44%	69.32%	0.2%	1.8%
Nonperforming loans as a % of period end loans	2.05%	2.25%	2.42%	(8.9)%	(15.3)%
Nonperforming assets as a % of period end loans + OREO	2.31%	2.53%	2.78%	(8.7)%	(16.9)%
Allowance for loan losses as a % of period end loans	0.96%	1.03%	1.11%	(6.8)%	(13.5)%
Net loan charge-offs (recoveries)	$1,656	$(2,229)	$1,331	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.13%	(0.17)%	0.11%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end total assets	9.94%	10.20%	9.76%	(2.5)%	1.8%
Tangible equity (d) / Tangible assets (f)	9.06%	9.31%	8.86%	(2.7)%	2.3%
Average equity / Average assets (a)	10.11%	9.97%	9.76%	1.4%	3.6%
Average equity / Average loans (a)	14.36%	14.49%	14.28%	(0.9)%	0.6%
Average loans / Average deposits (a)	93.54%	91.14%	91.51%	2.6%	2.2%

N.M. - Not meaningful
Note: Explanations (a) - (h) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Twelve months ended December 31, 2016 and 2015

(in thousands, except share and per share data)	2016	2015	Percent change vs. 2015
INCOME STATEMENT:
Net interest income	$238,086	$227,632	4.6%
(Recovery of) provision for loan losses	(5,101)	4,990	N.M.
Other income	78,731	77,551	1.5%
Total other expense	199,023	186,614	6.6%
Income before income taxes	$122,895	$113,579	8.2%
Income taxes	36,760	32,567	12.9%
Net income	$86,135	$81,012	6.3%

MARKET DATA:
Earnings per common share - basic (b)	$5.62	$5.27	6.6%
Earnings per common share - diluted (b)	5.59	5.26	6.3%
Cash dividends per common share	3.76	3.76	—%

Weighted average common shares - basic (a)	15,332,553	15,364,281	(0.2)%
Weighted average common shares - diluted (a)	15,405,160	15,404,740	—%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.16%	1.11%	4.5%
Return on average common equity (a)(b)	11.68%	11.40%	2.5%
Yield on loans	4.74%	4.66%	1.7%
Yield on investments	2.30%	2.46%	(6.5)%
Yield on earning assets	4.08%	3.95%	3.3%
Cost of interest bearing deposits	0.32%	0.30%	6.7%
Cost of borrowings	2.43%	2.38%	2.1%
Cost of paying liabilities	0.74%	0.72%	2.8%
Net interest margin (g)	3.52%	3.39%	3.8%
Efficiency ratio (g)	62.34%	60.98%	2.2%

ASSET QUALITY RATIOS:
Net loan charge-offs	$769	$2,848	N.M.
Net loan charge-offs as a % of average loans (a)	0.02%	0.06%	N.M.

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.95%	9.72%	2.4%
Average stockholders' equity / Average loans (a)	14.40%	14.47%	(0.5)%
Average loans / Average deposits (a)	91.79%	89.81%	2.2%

OTHER RATIOS (NON-GAAP):
Return on average tangible assets (a)(b)(e)	1.17%	1.12%	4.5%
Return on average tangible equity (a)(b)(c)	12.94%	12.70%	1.9%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended December 31, 2016, September 30, 2016 and December 31, 2015 and the fiscal years ended December 31, 2016 and December 31, 2015.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
AVERAGE SHAREHOLDERS' EQUITY	$749,053	$744,620	$716,977	$737,737	$710,327
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$676,719	$672,286	$644,643	$665,403	$637,993

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals ending shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2016	September 30, 2016	December 31, 2015
SHAREHOLDERS' EQUITY	$742,240	$751,063	$713,355
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$669,906	$678,729	$641,021

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
AVERAGE ASSETS	$7,408,109	$7,468,439	$7,343,206	$7,416,519	$7,306,460
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,335,775	$7,396,105	$7,270,872	$7,344,185	$7,234,126

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2016	September 30, 2016	December 31, 2015
TOTAL ASSETS	$7,467,586	$7,364,092	$7,311,354
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,395,252	$7,291,758	$7,239,020

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2016	September 30, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Interest income	$71,697	$68,242	$67,165	$276,258	$265,074
Fully taxable equivalent adjustment	799	619	314	2,417	865
Fully taxable equivalent interest income	$72,496	$68,861	$67,479	$278,675	$265,939
Interest expense	9,448	9,709	9,298	38,172	37,442
Fully taxable equivalent net interest income	$63,048	$59,152	$58,181	$240,503	$228,497

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2016	2015	2016	2015

Interest income:
Interest and fees on loans	$63,633	$58,424	$241,979	$227,979
Interest on:
Obligations of U.S. Government, its agencies
and other securities	6,909	8,360	30,627	36,025
Obligations of states and political subdivisions	979	170	2,632	182
Other interest income	176	211	1,020	888
Total interest income	71,697	67,165	276,258	265,074

Interest expense:
Interest on deposits:
Demand and savings deposits	1,228	573	4,079	2,229
Time deposits	2,209	2,453	9,337	10,125
Interest on borrowings	6,011	6,272	24,756	25,088
Total interest expense	9,448	9,298	38,172	37,442

Net interest income	62,249	57,867	238,086	227,632

(Recovery of) provision for loan losses	(1,282)	(658)	(5,101)	4,990

Net interest income after (recovery of) provision for loan losses	63,531	58,525	243,187	222,642

Other income	22,071	19,296	78,731	77,551

Other expense	57,062	48,798	199,023	186,614

Income before income taxes	28,540	29,023	122,895	113,579

Income taxes	8,538	8,134	36,760	32,567

Net income	$20,002	$20,889	$86,135	$81,012

Per Common Share:
Net income - basic	$1.30	$1.36	$5.62	$5.27
Net income - diluted	$1.30	$1.36	$5.59	$5.26

Weighted average shares - basic	15,337,806	15,345,986	15,332,553	15,364,281
Weighted average shares - diluted	15,415,132	15,384,451	15,405,160	15,404,740

Cash Dividends Declared	$0.94	$0.94	$3.76	$3.76

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2016	December 31, 2015

Assets

Cash and due from banks	$122,811	$119,412
Money market instruments	23,635	30,047
Investment securities	1,579,783	1,643,879
Loans	5,271,857	5,068,085
Allowance for loan losses	(50,624)	(56,494)
Loans, net	5,221,233	5,011,591
Bank premises and equipment, net	57,971	59,493
Goodwill	72,334	72,334
Other real estate owned	13,926	18,651
Other assets	375,893	355,947
Total assets	$7,467,586	$7,311,354

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,523,417	$1,404,032
Interest bearing	3,998,539	3,943,610
Total deposits	5,521,956	5,347,642
Borrowings	1,134,076	1,177,347
Other liabilities	69,314	73,010
Total liabilities	$6,725,346	$6,597,999

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2016 and December 31, 2015)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2016 and 2015; 16,150,807 shares issued at December 31, 2016 and 16,150,854 shares issued at December 31, 2015)	305,826	303,966
Accumulated other comprehensive loss, net of taxes	(17,745)	(15,643)
Retained earnings	535,631	507,505
Treasury shares (810,089 shares at December 31, 2016 and 820,039 shares at December 31, 2015)	(81,472)	(82,473)
Total shareholders' equity	$742,240	$713,355

Total liabilities and shareholders' equity	$7,467,586	$7,311,354

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2016	2015	2016	2015

Assets

Cash and due from banks	$116,349	$116,302	$115,779	$117,286
Money market instruments	131,890	306,667	198,197	342,997
Investment securities	1,475,097	1,447,293	1,520,118	1,486,921
Loans	5,217,313	5,020,525	5,122,862	4,909,579
Allowance for loan losses	(54,077)	(58,621)	(56,890)	(56,947)
Loans, net	5,163,236	4,961,904	5,065,972	4,852,632
Bank premises and equipment, net	58,664	59,540	59,104	58,377
Goodwill	72,334	72,334	72,334	72,334
Other real estate owned	14,404	19,365	16,871	21,568
Other assets	376,135	359,801	368,144	354,345
Total assets	$7,408,109	$7,343,206	$7,416,519	$7,306,460

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,499,367	$1,374,672	$1,414,885	$1,311,628
Interest bearing	4,078,333	4,111,578	4,165,919	4,155,196
Total deposits	5,577,700	5,486,250	5,580,804	5,466,824
Borrowings	995,320	1,061,519	1,016,922	1,052,186
Other liabilities	86,036	78,460	81,056	77,123
Total liabilities	$6,659,056	$6,626,229	$6,678,782	$6,596,133

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	305,299	303,824	304,663	303,501
Accumulated other comprehensive loss, net of taxes	(7,460)	(9,353)	(5,307)	(9,204)
Retained earnings	532,980	503,665	520,676	495,776
Treasury shares	(81,766)	(81,159)	(82,295)	(79,746)
Total shareholders' equity	$749,053	$716,977	$737,737	$710,327

Total liabilities and shareholders' equity	$7,408,109	$7,343,206	$7,416,519	$7,306,460

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2016	2016	2016	2016	2015
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$63,633	$59,893	$58,401	$60,052	$58,424
Interest on:
Obligations of U.S. Government, its agencies and other securities	6,909	7,339	7,770	8,609	8,360
Obligations of states and political subdivisions	979	689	591	373	170
Other interest income	176	321	249	274	211
Total interest income	71,697	68,242	67,011	69,308	67,165

Interest expense:
Interest on deposits:
Demand and savings deposits	1,228	1,094	933	824	573
Time deposits	2,209	2,352	2,389	2,387	2,453
Interest on borrowings	6,011	6,263	6,204	6,278	6,272
Total interest expense	9,448	9,709	9,526	9,489	9,298

Net interest income	62,249	58,533	57,485	59,819	57,867

(Recovery of) provision for loan losses	(1,282)	(7,366)	2,637	910	(658)

Net interest income after (recovery of) provision for loan losses	63,531	65,899	54,848	58,909	58,525

Other income	22,071	20,535	18,736	17,389	19,296

Other expense	57,062	46,756	45,306	49,899	48,798

Income before income taxes	28,540	39,678	28,278	26,399	29,023

Income taxes	8,538	12,229	8,280	7,713	8,134

Net income	$20,002	$27,449	$19,998	$18,686	$20,889

Per Common Share:
Net income - basic	$1.30	$1.79	$1.30	$1.22	$1.36
Net income - diluted	$1.30	$1.78	$1.30	$1.21	$1.36

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2016	2016	2016	2016	2015
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$5,534	$5,315	$5,438	$5,113	$5,140
Service charges on deposits	3,461	3,800	3,575	3,423	3,777
Other service income	4,854	3,640	3,351	2,574	2,861
Checkcard fee income	3,877	3,780	3,868	3,532	3,902
Bank owned life insurance income	1,054	1,038	1,049	1,197	1,245
ATM fees	534	581	570	583	588
OREO valuation adjustments	(29)	(233)	(221)	(118)	(319)
Gain on the sale of OREO, net	244	783	162	134	175
Gain on sale of investments	—	—	—	—	88
Miscellaneous	2,542	1,831	944	951	1,839
Total other income	$22,071	$20,535	$18,736	$17,389	$19,296

Other expense:
Salaries	$22,140	$22,084	$21,256	$21,554	$22,520
Employee benefits	4,522	5,073	4,894	4,773	4,161
Occupancy expense	2,546	2,506	2,639	2,548	2,257
Furniture and equipment expense	3,470	3,437	3,416	3,443	3,069
Data processing fees	1,568	1,450	1,373	1,217	1,190
Professional fees and services	8,757	6,356	5,401	6,667	7,751
Marketing	1,277	1,062	1,073	1,111	975
Insurance	1,553	1,423	1,438	1,411	1,407
Communication	1,257	1,154	1,353	1,221	1,321
State tax expense	941	895	798	926	857
Debt prepayment penalty	5,554	—	—	—	—
Miscellaneous	3,477	1,316	1,665	5,028	3,290
Total other expense	$57,062	$46,756	$45,306	$49,899	$48,798

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2016	2015	2014		2013	2012

Allowance for loan losses:
Allowance for loan losses, beginning of period	$56,494	$54,352	$59,468		$55,537	$68,444
Charge-offs	20,799	14,290	24,780	(B)	19,153	61,268	(A)
Recoveries	20,030	11,442	26,997		19,669	12,942
Net charge-offs (recoveries)	769	2,848	(2,217)		(516)	48,326
(Recovery of) provision for loan losses	(5,101)	4,990	(7,333)		3,415	35,419
Allowance for loan losses, end of period	$50,624	$56,494	$54,352		$59,468	$55,537
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

(B) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$50,624	$56,494	$54,352		$59,468	$55,537
Specific reserves	548	4,191	3,660		10,451	8,276
General reserves	$50,076	$52,303	$50,692		$49,017	$47,261

Total loans	$5,271,857	$5,068,085	$4,829,682		$4,620,505	$4,450,322
Impaired commercial loans	70,415	80,599	73,676		112,304	137,238
Total loans less impaired commercial loans	$5,201,442	$4,987,486	$4,756,006		$4,508,201	$4,313,084

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.02%	0.06%	(0.05)%		(0.01)%	1.10%
Allowance for loan losses as a % of period end loans	0.96%	1.11%	1.13%		1.29%	1.25%
General reserves as a % of total loans less impaired commercial loans	0.96%	1.05%	1.07%		1.09%	1.10%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$87,822	$95,887	$100,393		$135,216	$155,536
Accruing troubled debt restructuring	18,175	24,979	16,254		18,747	29,800
Loans past due 90 days or more	2,086	1,921	2,641		1,677	2,970
Total nonperforming loans	$108,083	$122,787	$119,288		$155,640	$188,306
Other real estate owned - Park National Bank	6,025	7,456	10,687		11,412	14,715
Other real estate owned - SEPH	7,901	11,195	11,918		23,224	21,003
Total nonperforming assets	$122,009	$141,438	$141,893		$190,276	$224,024
Percentage of nonaccrual loans to period end loans	1.67%	1.89%	2.08%		2.93%	3.49%
Percentage of nonperforming loans to period end loans	2.05%	2.42%	2.47%		3.37%	4.23%
Percentage of nonperforming assets to period end loans	2.31%	2.79%	2.94%		4.12%	5.03%
Percentage of nonperforming assets to period end total assets	1.63%	1.93%	2.03%		2.87%	3.37%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2016	2015	2014	2013	2012

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$76,084	$81,468	$77,477	$99,108	$100,244
Accruing troubled debt restructuring	18,175	24,979	16,157	18,747	29,800
Loans past due 90 days or more	2,086	1,921	2,641	1,677	2,970
Total nonperforming loans	$96,345	$108,368	$96,275	$119,532	$133,014
Other real estate owned - Park National Bank	6,025	7,456	10,687	11,412	14,715
Total nonperforming assets	$102,370	$115,824	$106,962	$130,944	$147,729
Percentage of nonaccrual loans to period end loans	1.45%	1.61%	1.61%	2.16%	2.28%
Percentage of nonperforming loans to period end loans	1.83%	2.14%	2.00%	2.61%	3.03%
Percentage of nonperforming assets to period end loans	1.95%	2.29%	2.23%	2.86%	3.36%
Percentage of nonperforming assets to period end total assets	1.38%	1.60%	1.55%	2.01%	2.27%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio):
Nonaccrual loans	$11,738	$14,419	$22,916	$36,108	$55,292
Accruing troubled debt restructuring	—	—	97	—	—
Loans past due 90 days or more	—	—	—	—	—
Total nonperforming loans	$11,738	$14,419	$23,013	$36,108	$55,292
Other real estate owned - SEPH	7,901	11,195	11,918	23,224	21,003
Total nonperforming assets	$19,639	$25,614	$34,931	$59,332	$76,295

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$95,887	$100,393	$135,216	$155,536	$195,106
New nonaccrual loans	74,786	80,791	70,059	67,398	83,204
Resolved nonaccrual loans	82,851	85,165	86,384	87,718	122,774
Sale of nonaccrual loans held for sale	—	132	18,498	—	—
Nonaccrual loans, end of period	$87,822	$95,887	$100,393	$135,216	$155,536

New nonaccrual loan information - Park National Bank and Guardian
Nonaccrual loans, beginning of period	$81,468	$77,477	$99,108	$100,244	$96,113
New nonaccrual loans - Ohio-based operations	74,663	80,791	69,389	66,197	68,960
Resolved nonaccrual loans	80,047	76,800	78,288	67,333	64,829
Sale of nonaccrual loans held for sale	—	—	12,732	—	—
Nonaccrual loans, end of period	$76,084	$81,468	$77,477	$99,108	$100,244

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$14,419	$22,916	$36,108	$55,292	$98,993
New nonaccrual loans - SEPH/Vision Bank	123	—	670	1,201	14,243
Resolved nonaccrual loans	2,804	8,365	8,096	20,385	57,944
Sale of nonaccrual loans held for sale	—	132	5,766	—	—
Nonaccrual loans, end of period	$11,738	$14,419	$22,916	$36,108	$55,292

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$95,358	$109,304	$106,156	$175,576	$242,345
Prior charge-offs	24,943	28,705	32,480	63,272	105,107
Remaining principal balance	70,415	80,599	73,676	112,304	137,238
Specific reserves	548	4,191	3,660	10,451	8,276
Book value, after specific reserve	$69,867	$76,408	$70,016	$101,853	$128,962

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com